Supplemental Information

MREIC

March 31, 2014

Milwaukee

SIEMENS

BUD LIGHT

MONMOUTH REAL ESTATE INVESTMENT CORPORATION
Juniper Business Plaza
3499 Route 9 North, Suite 3-C
Freehold, NJ 07728

1

2

Consolidated Balance Sheets
	March 31,	September 30,
	2014	2013
ASSETS	(unaudited)
Real Estate Investments:
Land	$ 106,337,910	$ 97,400,859
Buildings and Improvements	601,319,844	530,493,968
Total Real Estate Investments	707,657,754	627,894,827
Accumulated Depreciation	(98,883,773)	(91,095,415)
Net Real Estate Investments	608,773,981	536,799,412

Cash and Cash Equivalents	10,702,905	12,404,512
Securities Available for Sale at Fair Value	53,465,772	45,451,740
Tenant and Other Receivables	679,330	889,645
Deferred Rent Receivable	3,532,983	3,158,286
Prepaid Expenses	4,439,381	2,201,270
Financing Costs, net of Accumulated Amortization of
$3,322,085 and $3,061,640, respectively	4,337,233	3,823,919
Lease Costs, net of Accumulated Amortization of
$1,659,702 and $1,414,861, respectively	2,463,734	2,183,772
Intangible Assets, net of Accumulated Amortization of
$9,034,508 and $8,333,680, respectively	7,197,355	6,727,360
Other Assets	1,932,757	3,600,950
TOTAL ASSETS	$ 697,525,431	$ 617,240,866

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Mortgage Notes Payable	$ 286,688,441	$ 250,093,382
Loans Payable	47,431,597	22,200,000
Accounts Payable and Accrued Expenses	3,485,953	5,404,883
Other Liabilities	7,277,651	3,627,630
Total Liabilities	344,883,642	281,325,895

COMMITMENTS AND CONTINGENCIES

Shareholders' Equity:
Series A - 7.625% Cumulative Redeemable Preferred Stock,
$0.01 Par Value Per Share: 2,139,750 Shares
Authorized, Issued and Outstanding as of March 31,	53,493,750	53,493,750
2014 and September 30, 2013, respectively
Series B - 7.875% Cumulative Redeemable Preferred Stock,
$0.01 Par Value Per Share: 2,300,000 Shares Authorized,
Issued and Outstanding as of March 31, 2014 and	57,500,000	57,500,000
September 30, 2013, respectively
Common Stock – $0.01 Par Value Per Share: 67,700,000
Shares Authorized as of March 31, 2014 and September
30, 2013; 47,312,212 and 44,488,509 Shares Issued and	473,132	444,885
Outstanding as of March 31, 2014 and September 30,
2013, respectively
Excess Stock – $0.01 Par Value Per Share: 5,000,000 Shares
Authorized; No Shares Issued or Outstanding	-0-	-0-
Additional Paid-In Capital	237,925,410	222,487,068
Accumulated Other Comprehensive Income	3,249,497	1,989,268
Undistributed Income	-0-	-0-
Total Shareholders' Equity	352,641,789	335,914,971
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$ 697,525,431	$ 617,240,866

Second Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 3 of 20

3

Consolidated Statements of Income
(unaudited)
	Three Months Ended		Six Months Ended
	3/31/2014	3/31/2013	3/31/2014	3/31/2013
INCOME:
Rental Revenue	$14,085,029	$11,738,407	$27,655,751	$23,047,661
Reimbursement Revenue	2,260,276	1,567,802	4,350,709	3,086,038
Lease Termination Income	-0-	-0-	-0-	690,730
TOTAL INCOME	16,345,305	13,306,209	32,006,460	26,824,429

EXPENSES:
Real Estate Taxes	1,771,802	1,117,948	3,628,857	2,281,462
Operating Expenses	1,129,543	967,176	1,848,980	1,493,800
General & Administrative Expenses	1,328,256	944,352	2,448,719	2,239,408
Acquisition Costs	-0-	-0-	462,864	385,862
Depreciation	3,975,112	3,268,393	7,788,358	6,389,457
Amortization of Lease Costs and Intangible Assets	451,459	477,852	894,685	970,716
TOTAL EXPENSES	8,656,172	6,775,721	17,072,463	13,760,705

OTHER INCOME (EXPENSE):
Interest and Dividend Income	996,794	1,004,964	1,935,562	2,128,025
Gain on Sale of Securities Transactions, net	425,349	3,802,704	576,074	5,913,472
Interest Expense	(4,185,372)	(3,842,634)	(8,060,513)	(7,718,306)
Amortization of Financing Costs	(168,662)	(152,095)	(337,680)	(332,885)
TOTAL OTHER INCOME (EXPENSE)	(2,931,891)	812,939	(5,886,557)	(9,694)

INCOME FROM CONTINUING OPERATIONS	4,757,242	7,343,427	9,047,440	13,054,030

INCOME FROM DISCONTINUED OPERATIONS	-0-	300,484	-0-	296,458

NET INCOME	4,757,242	7,643,911	9,047,440	13,350,488

Less: Preferred Dividend	2,151,758	2,151,758	4,303,516	4,303,516

NET INCOME ATTRIBUTABLE TO
COMMON SHAREHOLDERS	$2,605,484	$5,492,153	$4,743,924	$9,046,972

Second Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 4 of 20

4

FFO, Core FFO, AFFO, NOI and EBITDA Reconciliations
(unaudited)
	Three Months Ended		Six Months Ended
	3/31/2014	3/31/2013	3/31/2014	3/31/2013
Revenues
Rental Revenue	$14,085,029	$11,738,407	$27,655,751	$23,047,661
Reimbursement Revenue	2,260,276	1,567,802	4,350,709	3,086,038
Total Rental and Reimbursement Revenue	16,345,305	13,306,209	32,006,460	26,133,699

Expenses
Real Estate Taxes	1,771,802	1,117,948	3,628,857	2,281,462
Operating Expenses	1,129,543	967,176	1,848,980	1,493,800
Total Expenses	2,901,345	2,085,124	5,477,837	3,775,262

Net Operating Income - NOI	13,443,960	11,221,085	26,528,623	22,358,437

Lease Termination Income	-0-	-0-	-0-	690,730
Interest and Dividend Income	996,794	1,004,964	1,935,562	2,128,025
Net Operating Loss from Discontinued Operations	-0-	(45,310)	-0-	(36,493)
General & Administrative Expenses	(1,328,256)	(944,352)	(2,448,719)	(2,239,408)

EBITDA	13,112,498	11,236,387	26,015,466	22,901,291

Interest Expense	(4,185,372)	(3,842,634)	(8,060,513)	(7,718,306)
Gain on Sale of Securities Transactions, net	425,349	3,802,704	576,074	5,913,472
Acquisition Costs	-0-	-0-	(462,864)	(385,862)
Preferred Dividend	(2,151,758)	(2,151,758)	(4,303,516)	(4,303,516)
Amortization of Financing and Lease Costs	(281,726)	(245,244)	(561,221)	(534,195)

Funds From Operations - FFO	6,918,991	8,799,455	13,203,426	15,872,884

Depreciation Expense (including Discontinued Operations)	(3,975,112)	(3,268,393)	(7,788,358)	(6,402,300)
Gain on Sale of Investment Property	-0-	345,794	-0-	345,794
Amortization of Intangible Assets	(338,395)	(384,703)	(671,144)	(769,406)

Net Income Attributable to Common Shareholders	2,605,484	5,492,153	4,743,924	9,046,972

Funds From Operations - FFO	6,918,991	8,799,455	13,203,426	15,872,884

Acquisition Costs	-0-	-0-	462,864	385,862

Core Funds From Operations - Core FFO	6,918,991	8,799,455	13,666,290	16,258,746

Lease Termination Income	-0-	-0-	-0-	(690,730)
Gain on Sale of Securities Transactions, net	(425,349)	(3,802,704)	(576,074)	(5,913,472)
Stock Compensation Expense	85,137	81,562	171,634	161,089
Amortization of Financing and Lease Costs	281,726	245,244	561,221	534,195
Straight-lined Rents	(183,635)	(575,202)	(374,696)	(723,195)
Recurring Capital Expenditures	(212,437)	(140,164)	(292,370)	(176,804)

Adjusted Funds From Operations - AFFO	6,464,433	4,608,191	13,156,005	9,449,829

EBITDA	13,112,498	11,236,387	26,015,466	22,901,291

Lease Termination Income	-0-	-0-	-0-	(690,730)
Interest Expense	(4,185,372)	(3,842,634)	(8,060,513)	(7,718,306)
Preferred Dividend	(2,151,758)	(2,151,758)	(4,303,516)	(4,303,516)
Stock Compensation Expense	85,137	81,562	171,634	161,089
Straight-lined Rents	(183,635)	(575,202)	(374,696)	(723,195)
Recurring Capital Expenditures	(212,437)	(140,164)	(292,370)	(176,804)

Adjusted Funds From Operations - AFFO	$6,464,433	$4,608,191	$13,156,005	$9,449,829

Second Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 5 of 20

5

Financial Highlights
(unaudited)
	Three Months Ended		Six Months Ended
	3/31/2014	3/31/2013	3/31/2014	3/31/2013

Weighted Average Common Shares Outstanding
Basic	46,739,035	41,770,762	45,982,937	41,331,860
Diluted	46,845,472	41,989,449	46,080,826	41,545,266

Net Operating Income - NOI	$13,443,960	$ 11,221,085	$26,528,623	$ 22,358,437

Basic	$0.29	$0.27	$0.58	$0.54
Diluted	0.29	0.27	0.58	0.54
Net Income Attributable to Common Shareholders	$2,605,484	$5,492,153	$4,743,924	$9,046,972

Basic	$0.06	$0.13	$0.10	$0.22
Diluted	0.06	0.13	0.10	0.22

Funds From Operations - FFO	$6,918,991	$8,799,455	$13,203,426	$15,872,884

Basic	$0.15	$0.21	$0.29	$0.38
Diluted	0.15	0.21	0.29	0.38

Core Funds From Operations - Core FFO	$6,918,991	$8,799,455	$13,666,290	$16,258,746

Basic	$0.15	$0.21	$0.30	$0.39
Diluted	0.15	0.21	0.30	0.39

Core FFO Excluding Gains on Securities Transactions, net	$6,493,642	$4,996,751	$13,090,216	$10,345,274

Basic	$0.14	$0.12	$0.28	$0.25
Diluted	0.14	0.12	0.28	0.25

Core FFO Excluding Lease Termination Income, net	$6,918,991	$8,799,455	$13,666,290	$15,568,016

Basic	$0.15	$0.21	$0.30	$0.38
Diluted	0.15	0.21	0.30	0.37

Adjusted Funds From Operations - AFFO	$6,464,433	$4,608,191	$13,156,005	$9,449,829

Basic	$0.14	$0.11	$0.29	$0.23
Diluted	0.14	0.11	0.29	0.23

Dividends Declared per Common Share	$0.15	$0.15	$0.30	$0.30

Second Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 6 of 20

6

Consolidated Statements of Cash Flows
(unaudited)

	Six Months Ended
	3/31/2014	3/31/2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$9,047,440	$13,350,488
Noncash Items Included in Net Income:
Depreciation and Amortization	9,020,723	7,713,152
Stock Compensation Expense	171,634	161,089
Gain on Sale of Securities Transactions, net	(576,074)	(5,913,472)
Gain on Sale of Real Estate Investments	-0-	(345,794)
Changes In:
Tenant, Deferred Rent and Other Receivables	(113,398)	(2,626,339)
Prepaid Expenses	(2,238,111)	(2,019,862)
Other Assets and Lease Costs	(340,780)	(948,543)
Accounts Payable, Accrued Expenses and Other Liabilities	2,966,468	1,298,984
NET CASH PROVIDED BY OPERATING ACTIVITIES	17,937,902	10,669,703

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Real Estate and Intangible Assets, net of deposits	(73,860,759)	(42,363,385)
Capital and Land Site Improvements	(8,295,926)	(3,741,423)
Proceeds on Sale of Real Estate Investments	-0-	1,413,891
Return of Deposits on Real Estate	1,800,000	570,000
Deposits Paid on Acquisition of Real Estate	(700,000)	(1,350,000)
Proceeds from Sale of Securities Available for Sale	7,080,741	25,178,027
Purchase of Securities Available for Sale	(13,258,470)	(9,305,129)
Collections on Loans Receivable	7,770	11,221
NET CASH USED IN INVESTING ACTIVITIES	(87,226,644)	(29,586,798)

CASH FLOWS FROM FINANCING ACTIVITIES
Net Proceeds from Loans	25,231,597	12,000,000
Repurchase of Subordinated Convertible Debentures	-0-	(5,115,000)
Proceeds from Mortgages	48,905,000	35,000,000
Principal Payments on Mortgages	(12,309,941)	(21,591,284)
Financing Costs Paid on Debt	(474,594)	(519,521)
Net Distributions to Noncontrolling Interests	(12,442)	(40,266)
Proceeds from Issuance of Common Stock in the DRIP,
net of reinvestments	20,725,762	8,160,817
Preferred Dividends Paid	(4,303,516)	(4,303,516)
Common Dividends Paid, net of Reinvestments	(10,174,731)	(9,194,538)
NET CASH PROVIDED BY FINANCING ACTIVITIES	67,587,135	14,396,692

NET DECREASE IN CASH AND CASH EQUIVALENTS	(1,701,607)	(4,520,403)
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	12,404,512	24,650,858
CASH AND CASH EQUIVALENTS - END OF PERIOD	$10,702,905	$20,130,455

Second Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 7 of 20

7

Capital Structure and Leverage Ratios	As of	As of	As of
(unaudited)	03/31/2014	03/31/2013	9/30/2013

Mortgage Notes Payable	$286,688,441	$251,352,627	$250,093,382
Loans Payable	47,431,597	17,200,000	22,200,000
Total Debt	334,120,038	268,552,627	272,293,382

Series A - 7.625% Cumul. Redeemable Preferred	53,493,750	53,493,750	53,493,750
Series B - 7.875% Cumul. Redeemable Preferred	57,500,000	57,500,000	57,500,000
Total Preferred Stock	110,993,750	110,993,750	110,993,750

Common Stock, Paid-in-Capital & Other	241,648,039	216,906,373	224,921,221
Total Shareholders' Equity	352,641,789	327,900,123	335,914,971

Total Book Capitalization	686,761,827	596,452,750	608,208,353

Accumulated Depreciation	98,883,773	84,620,330	91,095,415
Total Undepreciated Book Capitalization	$785,645,600	$681,073,080	$699,303,768

Shares Outstanding	47,313,212	42,205,458	44,488,509
Market Price Per Share	$9.54	$11.15	$9.07

Equity Market Capitalization	$451,368,042	$470,590,857	$403,510,777
Total Debt	334,120,038	268,552,627	272,293,382
Preferred	110,993,750	110,993,750	110,993,750
Total Market Capitalization	$896,481,830	$850,137,234	$786,797,909

Total Debt	$334,120,038	$268,552,627	$272,293,382
less: Cash and Cash Equivalents	10,702,905	20,130,455	12,404,512
Net Debt	$323,417,133	$248,422,172	$259,888,870

Net Debt / Undepreciated Book Capitalization	41.2%	36.5%	37.2%
Net Debt / Total Market Capitalization	36.1%	29.2%	33.0%
Net Debt + Preferred / Total Market Capitalization	48.5%	42.3%	47.1%

Second Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 8 of 20

8

Capital Structure and Leverage Ratios (continued)
(unaudited)

					Fiscal Year
	Three Months Ended		Six Months Ended		Ended
	03/31/2014	03/31/2013	03/31/2014	03/31/2013	9/30/2013
Net Income	$4,757,242	$7,643,911	$9,047,440	$13,350,488	$21,395,246
plus: Depreciation & Amortization (includes Discontinued Operations)	4,595,233	3,898,340	9,020,723	7,705,901	15,542,937
plus: Interest Expense	4,185,372	3,842,634	8,060,513	7,718,306	14,956,954
plus: Acquisition Costs	-0-	-0-	462,864	385,862	514,699
less: Gain on Sale of Securities Transactions, net	(425,349)	(3,802,704)	(576,074)	(5,913,472)	(7,133,252)
less: Gain on Sale of Investment Property	-0-	(345,794)	-0-	(345,794)	(345,794)
EBITDA	$13,112,498	$11,236,387	$26,015,466	$22,901,291	$44,930,790

Interest Expense	$4,185,372	$3,842,634	$8,060,513	$7,718,306	$14,956,954
Preferred Dividends Paid	2,151,758	2,151,758	4,303,516	4,303,516	8,607,032
Total Fixed Charges	$6,337,130	$5,994,392	$12,364,029	$12,021,822	$23,563,986

Interest Coverage	3.1 x	2.9 x	3.2 x	3.0 x	3.0 x
Fixed Charge Coverage	2.1 x	1.9 x	2.1 x	1.9 x	1.9 x

Net Debt	$323,417,133	$248,422,172	$323,417,133	$248,422,172	$259,888,870
Annualized EBITDA	52,449,992	44,945,548	52,030,932	45,802,582	44,930,790

Net Debt / EBITDA	6.2 x	5.5 x	6.2 x	5.4 x	5.8 x

Second Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 9 of 20

9

Debt Maturity

(unaudited)

Total Debt ($000's)
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
-
3.5%
7.8%
23.4%
14.2%
10.4%
40.7%
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
Thereafter
Mortgages
Loans Payable

		Loans			% of
Fiscal Year Ended	Mortgages	Payable (1)		Total (1)	Total

2014	$11,451,321	$-0-		$11,451,321	3.5%
2015	24,858,907	1,012,039		25,870,946	7.8%
2016	36,448,658	41,270,163	(2)	77,718,821	23.4%
2017	44,218,585	2,917,798		47,136,383	14.2%
2018	34,372,026	-0-		34,372,026	10.4%
Thereafter	135,338,944	-0-		135,338,944	40.7%

Total as of 03/31/2014	$286,688,441	$45,200,000		$331,888,441	100.0%

Notes:

(1)	Excludes $2.2 million of margin loans which are due upon demand.
(2)	Includes a $40 million Line of Credit due June 2016, which has a one year extension option.

Second Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 10 of 20

10

Property Table by Tenant
(unaudited)				Occupied
	Property		Square	Square	% of Total	Annual	% of Total	Rent Per	Undepreciated		Mortgage
Tenant	Count		Footage	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Cost		Balance

FedEx Ground Package System, Inc.	27		3,026,716	3,026,716	28.3%	$23,048,000	40.9%	$7.61	$281,039,624		$113,985,019
FedEx Corporation	14		973,413	973,413	9.1%	5,408,000	9.6%	5.56	71,012,746		22,468,533
FedEx Supply Chain Services, Inc.	1		449,900	449,900	4.2%	1,317,000	2.4%	2.93	14,620,887		8,483,341
Total FedEx	42		4,450,029	4,450,029	41.6%	29,773,000	52.9%	6.69	366,673,257		144,936,893

Milwaukee Electric Tool Corp.	1		615,305	615,305	5.7%	1,978,000	3.5%	3.21	27,368,816		15,966,518
Ralcorp Holdings, Inc.	1		558,600	558,600	5.2%	2,135,000	3.8%	3.82	26,633,125		18,276,302
Woodstream Corporation	1		388,671	256,000	2.4%	896,000	1.6%	3.50	13,128,850		1,808,850
CBOCS Distribution, Inc.	1		381,240	381,240	3.6%	1,393,000	2.5%	3.65	14,215,126		8,124,904
Best Buy Warehousing Logistics, Inc.	1		368,060	368,060	3.4%	1,611,000	2.9%	4.38	19,600,000		11,709,972
Coca Cola / Western Container	2		323,358	323,358	3.0%	1,584,000	2.8%	4.90	18,852,354		9,012,869
Norton McNaughton of Squire, Inc.	1		306,000	306,000	2.9%	1,389,000	2.5%	4.54	12,972,474		6,396,839
International Paper	1		280,000	280,000	2.6%	1,304,000	2.3%	4.66	18,085,492		12,335,764
United Technologies Corporation	2		244,317	244,317	2.3%	1,878,000	3.3%	7.69	22,481,005		9,578,575
Anda Distribution	1		234,660	234,660	2.2%	1,186,000	2.1%	5.05	14,550,000		10,081,878
Caterpillar Logistics Services, Inc.	1		218,120	218,120	2.0%	1,169,000	2.1%	5.36	14,868,857		7,651,660
Anheuser-Busch, Inc.	1		184,800	184,800	1.7%	785,000	1.4%	4.25	12,386,675		2,499,370
Carlisle Tire & Wheel Company	1		179,280	179,280	1.7%	761,000	1.4%	4.24	7,025,401		1,574,836
Home Depot USA, Inc.	1		171,200	171,200	1.6%	896,000	1.6%	5.23	11,298,367		-0-
Kellogg Sales Company	3		170,279	170,279	1.6%	1,035,000	1.8%	6.08	11,884,916		3,121,491
Maidenform, Inc.	1		148,000	148,000	1.4%	278,000	0.5%	3.76	4,870,749		-0-
NF&M International	1	(B)	112,542	112,542	1.1%	342,000	0.6%	3.04	1,879,515		-0-
Pittsburgh Glass Works	1		102,135	102,135	1.0%	427,000	0.8%	4.18	3,907,712		-0-
Holland 1916 Inc.	1		95,898	95,898	0.9%	333,000	0.6%	3.47	7,371,118		-0-
National Oilwell Varco	1		91,295	91,295	0.8%	737,000	1.3%	8.07	8,080,828		4,092,215
Joseph T. Ryerson	1		89,052	89,052	0.8%	506,000	0.9%	5.68	6,867,596		1,525,624
DHL	1		83,000	83,000	0.8%	662,000	1.2%	7.98	6,815,697		3,236,323
Datatel Resources	1	(B)	80,856	80,856	0.8%	222,000	0.4%	2.75	1,350,341		-0-
Sherwin-Williams Company	2		78,887	78,887	0.7%	633,000	1.1%	8.02	7,169,755		-0-
RGH Enterprises, Inc.	1		75,000	75,000	0.7%	584,000	1.0%	7.79	5,525,600		4,026,990
Tampa Bay Grand Prix	1		68,385	68,385	0.6%	281,000	0.5%	4.11	5,651,066		2,328,157
Various Tenants at Retail Shopping Center	1		64,138	31,138	0.3%	209,000	0.4%	6.71	1,517,288		-0-
Macy’s East, Inc.	1		59,400	59,400	0.6%	226,000	0.4%	7.61	4,838,592		2,251,613
Siemens Real Estate	1		51,130	51,130	0.5%	462,000	0.8%	9.04	4,416,000		2,840,186
The American Bottling Company	1		46,240	46,240	0.4%	253,000	0.4%	5.47	3,700,000		2,214,932
Keystone Automotive	1		36,270	36,270	0.3%	137,000	0.2%	3.78	2,161,895		-0-
Graybar Electric Company	1		26,340	26,340	0.2%	109,000	0.2%	4.14	1,850,795		-0-
Tenant Total as of 03/31/2014	78	(B)	10,382,487	10,216,816	95.4%	$56,174,000	99.8%	$5.55	$689,999,262		$285,592,761

Vacant	3		325,932	-0-	4.6%	133,000 (C)	0.2%	-0-	17,571,809		1,095,680
Total as of 03/31/2014	81		10,708,419	10,216,816	100.0%	$56,307,000	100.0%	$5.55	$707,571,071	(A)	$286,688,441

(A)	Does not include $86,653 of vacant land and corporate office leasehold improvements not associated with a specific tenant.
(B)	NF&M International and Datatel Resources are located at one property and therefore are counted as one property in the property count total.
(C)	Includes rental revenue from properties during Fiscal 2014 prior to becoming vacant.

Second Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 11 of 20

11

Property Table by State
(unaudited)
	Property	Square	Occupied Square	% of Total	Annual	% of Total	Rent Per	Undepreciated		Mortgage
State	Count	Footage	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Cost		Balance
Mississippi	4	912,305	912,305	8.5%	$3,394,000	6.0%	$3.72	$45,324,956		$26,048,396
Tennessee	3	891,777	891,777	8.3%	3,021,000	5.4%	3.39	33,807,174		18,694,092
Texas	7	796,583	796,583	7.4%	6,210,000	11.0%	7.80	73,270,777		40,618,351
Florida	9	784,677	784,677	7.3%	5,105,000	9.1%	6.51	70,394,357		30,141,840
Illinois	7	720,439	720,439	6.7%	4,721,000	8.4%	6.55	61,227,685		8,178,193
Ohio	5	684,762	684,762	6.4%	4,122,000	7.3%	6.02	50,906,359		24,173,688
Missouri	4	651,771	519,100	6.1%	2,006,000	3.6%	3.86	29,156,054		4,385,730
South Carolina	3	574,715	574,715	5.4%	3,478,000	6.2%	6.05	36,000,434		11,333,727
Kentucky	1	558,600	558,600	5.2%	2,135,000	3.8%	3.82	26,633,125		18,276,302
Kansas	3	499,280	499,280	4.7%	2,397,000	4.3%	4.80	28,790,736		15,816,885
Michigan	3	489,571	489,571	4.6%	3,472,000	6.2%	7.09	41,048,303		21,226,657
North Carolina	3	414,507	148,000	3.9%	411,000	0.7%	3.76	17,285,432		1,095,680
Virginia	5	407,265	407,265	3.8%	2,595,000	4.6%	6.37	33,825,364		10,572,592
Pennsylvania	2	315,920	315,920	3.0%	1,215,000	2.2%	3.85	12,219,856		4,890,058
Georgia	3	307,662	307,662	2.9%	1,767,000	3.1%	5.74	22,124,662		8,906,389
Arizona	1	283,358	283,358	2.6%	1,252,000	2.2%	4.42	15,172,511		7,106,584
Wisconsin	2	238,666	238,666	2.2%	1,369,000	2.4%	5.74	15,943,672		4,942,414
New York	3	230,381	230,381	2.2%	1,903,000	3.4%	8.26	20,177,142		5,073,575
Oklahoma	2	166,152	166,152	1.6%	966,000	1.7%	5.81	13,304,165		7,734,443
Maryland	1	144,523	144,523	1.3%	1,426,000	2.5%	9.87	14,386,784		6,486,359
Colorado	2	138,235	138,235	1.3%	1,208,000	2.1%	8.74	13,549,167		3,744,795
New Jersey	2	123,538	90,538	1.2%	435,000	0.8%	7.30	6,355,880		2,251,613
Minnesota	2	119,823	60,398	1.1%	372,000	0.7%	6.16	10,377,126		3,180,536
Nebraska	1	89,115	89,115	0.8%	446,000	0.8%	5.00	5,929,890		-0-
Alabama	1	73,712	73,712	0.7%	412,000	0.7%	5.59	4,751,741		1,264,931
Connecticut	1	54,812	54,812	0.5%	332,000	0.6%	6.06	3,445,824		544,611
Iowa	1	36,270	36,270	0.3%	137,000	0.2%	3.78	2,161,895		-0-
Total as of 03/31/2014	81	10,708,419	10,216,816	100.0%	$56,307,000	100.0%	$5.55	$707,571,071	(A)	$286,688,441

(A)	Does not include $86,653 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

Second Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 12 of 20

12

Lease Expirations
(unaudited)
	Property		Square	% of Total	Annual	% of Total	Rent Per Sq.	Lease Exp.	Undepreciated		Mortgage
Fiscal Year	Count		Footage	Sq. Ft.	Rent	Ann. Rent	Ft. Occup.	Term in Years	Cost		Balance

2014	2		207,400	1.9%	504,000	0.9%	4.86	-0-	$9,709,340		$2,251,613
2015	5		694,802	6.5%	3,415,000	6.1%	4.92	1.2	36,617,646		8,973,719
2016	3	(B)	325,656	3.0%	1,315,000	2.3%	4.04	2.0	18,478,021		2,499,370
2017	15		1,844,298	17.4%	10,158,000	18.0%	5.93	3.1	130,000,807		39,516,594
2018	11	(B)	1,011,363	9.4%	6,429,000	11.4%	6.36	4.2	72,024,141		24,867,256
2019	8		1,179,228	11.0%	6,687,000	11.9%	5.67	5.1	80,885,533		32,359,605
2020	1		68,385	0.6%	281,000	0.5%	4.11	6.5	5,651,066		2,328,157
2021	4		271,768	2.5%	1,755,000	3.1%	6.46	7.4	20,366,438		11,363,416
2022	9		1,249,738	11.7%	7,256,000	12.9%	5.81	8.1	86,175,089		51,001,566
2023	12		2,031,705	19.0%	10,809,000	19.2%	5.32	9.2	141,193,169		74,716,559
2024	7		875,406	8.2%	5,221,000	9.3%	5.96	10.0	60,747,599		17,438,604
2034	1		558,600	5.2%	2,135,000	3.8%	3.82	19.6	26,633,125		18,276,302
Various (C)	1		64,138	0.6%	209,000	0.4%	6.71	-0-	1,517,288		-0-
Vacant	3		325,932	3.0%	133,000	0.2%	-0-	-0-	17,571,809		1,095,680
Total as of 03/31/2014	81	(B)	10,708,419	100.0%	$56,307,000	100.0%	$5.55	6.8	$707,571,071	(A)	$286,688,441

(A) Does not include $86,653 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

(B) Included in 2016 is Datatel Resources and included in 2018 is NF&M International which both occupy one property and therefore are counted as one property in the property count total.

(C) Various tenants at retail shopping center in Somerset, NJ.

Second Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 13 of 20

13

Recent Acquisitions During Fiscal 2014
(unaudited)
				Fiscal Year	Square	Annual	Rent Per	Lease	Undepreciated	Initial Mortgage
No	Tenant	City (MSA)	State	Acquisition	Footage	Rent	Sq. Ft. Occup.	Expiration	Cost	Balance
1	Dr Pepper Snapple	Tulsa	OK	2014	46,260	$ 253,000	$5.47	2/28/2024	$3,700,000	$2,250,000
2	Ralcorp Holdings, Inc./ConAgra	Buckner (Louisville)	KY	2014	558,600	2,133,000	3.82	10/31/2033	26,633,125	18,475,000
3	International Paper	Edwardsville (Kansas City)	KS	2014	280,000	1,304,000	4.66	8/31/2023	18,085,492	12,550,000
4	FedEx Ground	Altoona	PA	2014	122,522	651,000	5.31	8/31/2023	8,990,000	5,000,000
5	FedEx Ground	Spring (Houston)	TX	2014	114,923	1,146,000	9.97	8/31/2023	15,281,318	10,630,000
	As of 03/31/2014				1,122,305	$5,487,000	$4.89		$72,689,935	$48,905,000

Second Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 14 of 20

14

Property Table
(unaudited)									Rent Per
					Fiscal Year		Square	Annual	Sq. Ft.	Lease Exp.	Undepreciated	Mortgage
No	Tenant		City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Term in Years	Cost	Balance

1	Milwaukee Electric Tool Corp.		Olive Branch (Memphis, TN)	MS	2013	100.0%	615,305	$1,978,000	$3.21	9.1	$27,368,816	$15,966,518
2	Ralcorp Holdings, Inc./ConAgra		Buckner (Louisville)	KY	2014	100.0%	558,600	2,135,000	3.82	19.6	26,633,125	18,276,302
3	FedEx Supply Chain Services, Inc.		Memphis	TN	2010	100.0%	449,900	1,317,000	2.93	5.2	14,620,887	8,483,341
4	Woodstream Corporation		St. Joseph	MO	2001	65.9%	388,671	896,000	3.50	3.5	13,128,850	1,808,850
5	CBOCS Distribution, Inc.		Lebanon (Nashville)	TN	2011	100.0%	381,240	1,393,000	3.65	10.3	14,215,126	8,124,904
6	Best Buy Warehousing Logistics, Inc.		Streetsboro (Cleveland)	OH	2012	100.0%	368,060	1,611,000	4.38	7.8	19,600,000	11,709,972
7	Norton McNaughton of Squire, Inc.		Hanahan (Charleston)	SC	2005	100.0%	306,000	1,389,000	4.54	1.1	12,972,474	6,396,839
8	Western Container Corp		Tolleson (Phoenix)	AZ	2003	100.0%	283,358	1,252,000	4.42	3.1	15,172,511	7,106,584
9	International Paper		Edwardsville	KS	2014	100.0%	280,000	1,304,000	4.66	9.4	18,085,492	12,335,764
10	FedEx Ground Package System, Inc.		Orion	MI	2007	100.0%	245,633	1,908,000	7.77	9.3	22,864,690	9,807,753
11	Anda Distribution		Olive Branch (Memphis, TN)	MS	2012	100.0%	234,660	1,186,000	5.05	8.3	14,550,000	10,081,878
12	Caterpillar Logistics Services, Inc.		Griffin (Atlanta)	GA	2006	100.0%	218,120	1,169,000	5.36	2.7	14,868,857	7,651,660
13	NF&M International	(B)	Monaca (Pittsburgh)	PA	1988	100.0%	112,542	342,000	3.04	4.5	1,879,515	-0-
	Datatel Resources	(B)	Monaca (Pittsburgh)	PA	1988	100.0%	80,856	222,000	2.75	1.7	1,350,341	-0-
14	Anheuser-Busch, Inc.		Granite City (St. Louis)	IL	2001	100.0%	184,800	785,000	4.25	2.2	12,386,675	2,499,370
15	United Technologies Corporation		Carrollton (Dallas)	TX	2002	100.0%	184,317	1,570,000	8.52	4.8	17,740,000	9,578,575
16	Carlisle Tire & Wheel Company		Edwardsville (Kansas City)	KS	2003	100.0%	179,280	761,000	4.24	4.2	7,025,401	1,574,836
17	FedEx Ground Package System, Inc.		Ft. Mill (Charlotte, NC)	SC	2010	100.0%	176,939	1,414,000	7.99	9.6	15,413,307	3,211,945
18	FedEx Ground Package System, Inc.		Livonia (Detroit)	MI	2013	100.0%	172,005	1,194,000	6.94	8.0	13,700,000	8,871,059
19	Home Depot USA, Inc.		Montgomery (Chicago)	IL	2004	100.0%	171,200	896,000	5.23	1.2	11,298,367	-0-
20	FedEx Ground Package System, Inc.		Tampa	FL	2001	100.0%	170,779	1,412,000	8.27	4.8	17,755,625	8,260,051
21	Vacant		Monroe	NC	2001	-	160,000	-0-	na	-0-	5,500,697	1,095,680
22	Maidenform, Inc.		Fayetteville	NC	1997	100.0%	148,000	278,000	3.76	-0-	4,870,749	-0-
23	FedEx Ground Package System, Inc.		Beltsville (Washington, DC)	MD	2001	100.0%	144,523	1,426,000	9.87	4.3	14,386,784	6,486,359
24	FedEx Ground Package System, Inc.		El Paso	TX	2006	100.0%	143,619	1,045,000	7.28	9.5	11,232,648	4,103,181
25	FedEx Ground Package System, Inc.		Cudahy (Milwaukee)	WI	2001	100.0%	139,564	901,000	6.46	3.3	9,373,672	973,541
26	FedEx Ground Package System, Inc.		Wheeling (Chicago)	IL	2003	100.0%	123,000	1,386,000	11.27	3.2	18,537,652	4,153,199
27	FedEx Ground Package System, Inc.		Altoona	PA	2014	100.0%	122,522	651,000	5.31	9.4	8,990,000	4,890,058
28	FedEx Ground Package System, Inc.		Oklahoma City	OK	2012	100.0%	119,912	713,000	5.95	8.0	9,604,165	5,519,511
29	FedEx Ground Package System, Inc.		Spring (Houston)	TX	2014	100.0%	114,923	1,146,000	9.97	9.4	15,281,318	10,500,084
30	FedEx Ground Package System, Inc.		Edinburg	TX	2011	100.0%	113,582	598,000	5.26	7.4	7,438,483	4,162,560
31	FedEx Corporation		Mechanicsville (Richmond)	VA	2001	100.0%	112,799	541,000	4.80	9.1	7,724,625	952,732
32	FedEx Corporation		Orlando	FL	2008	100.0%	110,638	666,000	6.02	3.7	8,541,237	4,886,563
33	Vacant		Winston-Salem	NC	2002	-	106,507	133,000	na	-0-	6,913,986	-0-
34	FedEx Ground Package System, Inc.		Cheektowaga (Buffalo)	NY	2000	100.0%	104,981	966,000	9.20	5.4	10,960,823	1,046,585
35	FedEx Ground Package System, Inc.		West Chester Twp. (Cincinnati)	OH	1999	100.0%	103,818	520,000	5.01	9.4	5,728,647	2,627,523
36	FedEx Ground Package System, Inc.		Roanoke	VA	2013	100.0%	103,402	755,000	7.30	9.1	10,200,000	6,383,537
37	FedEx Ground Package System. Inc.		Waco	TX	2012	100.0%	102,594	659,000	6.42	8.2	8,733,000	5,435,010
38	Pittsburgh Glass Works		O' Fallon	MO	1994	100.0%	102,135	427,000	4.18	1.2	3,907,712	-0-
39	FedEx Ground Package System. Inc.		Green Bay	WI	2013	100.0%	99,102	468,000	4.72	9.2	6,570,000	3,968,873
40	Holland 1916 Inc.		Liberty (Kansas City)	MO	1998	100.0%	95,898	333,000	3.47	5.3	7,371,118	-0-
41	FedEx Corporation		Jacksonville	FL	1999	100.0%	95,883	518,000	5.40	5.2	6,170,285	2,150,867
42	FedEx Corporation		Tampa	FL	2006	100.0%	95,662	603,000	6.30	3.5	7,565,717	4,457,008
43	FedEx Ground Package System, Inc.		Hanahan (Charleston)	SC	2005	100.0%	91,776	675,000	7.35	4.3	7,614,653	1,724,943
44	National Oilwell Varco		Houston	TX	2010	100.0%	91,295	737,000	8.07	8.5	8,080,828	4,092,215
45	FedEx Corporation		Omaha	NE	1999	100.0%	89,115	446,000	5.00	9.6	5,929,890	-0-
46	FedEx Ground Package System, Inc.		Cocoa	FL	2008	100.0%	89,101	739,000	8.29	2.6	13,641,819	5,780,707
47	Joseph T. Ryerson		Elgin (Chicago)	IL	2002	100.0%	89,052	506,000	5.68	2.8	6,867,596	1,525,624

Second Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 15 of 20

15

Property Table								Rent
(unaudited)								Per
				Fiscal Year		Square	Annual	Sq. Ft.	Lease Exp.	Undepreciated	Mortgage
No	Tenant	City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Term in Years	Cost	Balance

48	FedEx Ground Package System, Inc.	Ft. Myers	FL	2003	100.0%	87,500	427,000	4.88	2.6	5,004,128	-0-
49	DHL	Roanoke	VA	2007	100.0%	83,000	662,000	7.98	2.7	6,815,697	3,236,323
50	FedEx Corporation	Bedford Heights (Cleveland)	OH	2007	100.0%	82,269	408,000	4.96	4.4	6,767,782	3,109,184
51	FedEx Ground Package System, Inc.	Richfield (Cleveland)	OH	2006	100.0%	79,485	1,121,000	14.10	10.5	14,393,930	3,886,823
52	RGH Enterprises, Inc.	Halfmoon (Albany)	NY	2012	100.0%	75,000	584,000	7.79	7.7	5,525,600	4,026,990
53	FedEx Ground Package System, Inc.	Huntsville	AL	2005	100.0%	73,712	412,000	5.59	8.4	4,751,741	1,264,931
54	FedEx Corporation	Schaumburg (Chicago)	IL	1997	100.0%	73,500	515,000	7.01	3.0	4,967,639	-0-
55	FedEx Corporation	Romulus (Detroit)	MI	1998	100.0%	71,933	370,000	5.14	7.2	4,483,613	2,547,845
56	FedEx Ground Package System, Inc.	Denver	CO	2005	100.0%	69,865	564,000	8.07	4.3	6,354,051	1,764,106
57	Tampa Bay Grand Prix	Tampa	FL	2005	100.0%	68,385	281,000	4.11	6.5	5,651,066	2,328,157
58	FedEx Ground Package System, Inc.	Colorado Springs	CO	2006	100.0%	68,370	644,000	9.42	4.5	7,195,115	1,980,689
59	Sherwin-Williams Company	Rockford	IL	2011	100.0%	66,387	473,000	7.12	9.8	5,540,000	-0-
60	Kellogg Sales Company	Kansas City	MO	2007	100.0%	65,067	350,000	5.38	1.3	4,748,374	2,576,880
61	Various Tenants at Retail Shopping Center	Somerset	NJ	1970	48.5%	64,138	209,000	6.71	-0-	1,517,288	-0-
62	FedEx Corporation	Chattanooga	TN	2007	100.0%	60,637	311,000	5.13	3.6	4,971,161	2,085,847
63	FedEx Ground Package System, Inc.	Stewartsville (Rochester)	MN	2013	100.0%	60,398	372,000	6.16	9.2	5,220,000	3,180,536
64	United Technologies Corporation	Richmond	VA	2004	100.0%	60,000	308,000	5.13	2.2	4,741,005	-0-
65	Vacant	White Bear Lake (Minneapolis/St. Paul)	MN	2001	-	59,425	-0-	na	-0-	5,157,126	-0-
66	Macy’s East, Inc.	Carlstadt (New York, NY)	NJ	2001	100.0%	59,400	226,000	7.61	-0-	4,838,592	2,251,613
67	FedEx Ground Package System, Inc.	Augusta	GA	2005	100.0%	59,358	477,000	8.04	4.3	5,328,873	1,254,729
68	Kellogg Sales Company	Newington (Hartford)	CT	2001	100.0%	54,812	332,000	6.06	2.9	3,445,824	544,611
69	Siemens Real Estate	Lebanon (Cincinnati)	OH	2012	100.0%	51,130	462,000	9.04	5.1	4,416,000	2,840,186
70	Kellogg Sales Company	Orangeburg (New York)	NY	1993	100.0%	50,400	353,000	7.00	0.9	3,690,718	-0-
71	FedEx Corporation	Charlottesville	VA	1999	100.0%	48,064	329,000	6.85	3.4	4,344,037	-0-
72	Dr Pepper Snapple	Tulsa	OK	2014	100.0%	46,240	253,000	5.47	9.9	3,700,000	2,214,932
73	FedEx Ground Package System, Inc.	Corpus Christi	TX	2012	100.0%	46,253	455,000	9.84	7.4	4,764,500	2,746,726
74	Coca Cola Enterprises, Inc.	Topeka	KS	2009	100.0%	40,000	332,000	8.30	7.5	3,679,843	1,906,285
75	Keystone Automotive	Urbandale (Des Moines)	IA	1994	100.0%	36,270	137,000	3.78	3.0	2,161,895	-0-
76	FedEx Corporation	Richland (Jackson)	MS	1994	100.0%	36,000	121,000	3.36	10.0	1,555,345	-0-
77	FedEx Corporation	Punta Gorda	FL	2007	100.0%	34,624	304,000	8.78	3.3	4,104,915	2,278,487
78	FedEx Corporation	Lakeland	FL	2006	100.0%	32,105	155,000	4.83	3.7	1,959,568	-0-
79	FedEx Corporation	Augusta	GA	2006	100.0%	30,184	121,000	4.01	8.7	1,926,932	-0-
80	Graybar Electric Company	Ridgeland (Jackson)	MS	1993	100.0%	26,340	109,000	4.14	5.3	1,850,795	-0-
81	Sherwin-Williams Company	Burr Ridge (Chicago)	IL	1997	100.0%	12,500	160,000	12.80	7.6	1,629,755	-0-
	Total as of 03/31/2014				95.4%	10,708,419	$56,307,000	$5.55	6.8	$707,571,071	$286,688,441

(A) Does not include $86,653 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

(B) Both tenants occupy one property.

Second Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 16 of 20

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Definitions

Investors and analysts following the real estate industry utilize funds from operations ("FFO"), core funds from operations ("Core FFO"), net operating income ("NOI"), earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted funds from operations ("AFFO"), variously defined, as supplemental performance measures. While the Company believes net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (US GAAP), is the most appropriate measure, it considers NOI, EBITDA, FFO, Core FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of US GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that is also adjusts for the effects of acquisitions costs. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a tool to further evaluate the ability to fund dividends. In addition, NOI, EBITDA, FFO, Core FFO and AFFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (NAREIT), to be equal to net income (loss) applicable to common shareholders, as defined by US GAAP, excluding extraordinary items as defined under US GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on securities investments.

Core FFO is calculated as FFO plus acquisition costs.

NOI is calculated as recurring revenues of the Company, less property expenses such as real estate taxes, repairs and maintenance, property management, utilities, insurance and other expenses. NOI excludes realized gains (losses) on securities transactions.

EBITDA is calculated as NOI, less general and administrative expenses, less NOI from discontinued operations, plus interest and dividend income. EBITDA excludes realized gains (losses) on securities transactions and interest expense.

AFFO is calculated as EBITDA, minus lease termination income, minus US GAAP interest expense, minus preferred stock dividends, minus recurring capital expenditures and straight-line rents, plus stock option expense. AFFO excludes realized gains (losses) on securities transactions.

NOI, EBITDA, FFO, Core FFO and AFFO do not represent cash generated from operating activities in accordance with US GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. NOI, EBITDA, FFO Core FFO and
AFFO should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with US GAAP) as a measure of results of operations or cash flows (calculated in accordance with US GAAP) as a measure of liquidity. NOI, EBITDA, FFO, Core FFO and AFFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

Second Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 17 of 20

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FOR IMMEDIATE RELEASE May 7, 2014

Contact: Susan Jordan

732-577-9996

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

REPORTS RESULTS FOR THE SECOND QUARTER ENDED MARCH 31, 2014

FREEHOLD, NJ, May 7, 2014........ Monmouth Real Estate Investment Corporation (NYSE:MNR) reported Core Funds from Operations (Core FFO) of $6,919,000 or $0.15 per diluted share for the three months ended March 31, 2014 as compared to $8,799,000 or $0.21 per diluted share for the three months ended March 31, 2013. Excluding gains realized from the sale of securities during the quarter, Core FFO was $6,494,000 or $0.14 per diluted share for the three months ended March 31, 2014, as compared to $4,997,000 or $0.12 per diluted share for the three months ended March 31, 2013. Adjusted Funds from Operations (AFFO), which excludes gains or losses from the sale of securities, were $0.14 per diluted share for the three months ended March 31, 2014 compared to $0.11 per diluted share for March 31, 2013.

A summary of significant financial information for the three and six months ended March 31, 2014 and 2013 is as follows:

	Three Months Ended March 31,
	2014	2013
Rental Revenue	$14,085,000	$11,738,000
Reimbursement Revenue	$2,260,000	$1,568,000
Net Operating Income (NOI) (1)	$13,444,000	$11,221,000
Total Expenses	$8,656,000	$6,776,000
Interest and Dividend Income	$997,000	$1,005,000
Gain on Sale of Securities Transactions, net	$425,000	$3,802,000
Income from Continuing Operations	$4,757,000	$7,343,000
Income from Discontinued Operations	$-0-	$300,000
Net Income Attributable to Common Shareholders	$2,605,000	$5,492,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.05	$0.13
Core FFO (1)	$6,919,000	$8,799,000
Core FFO per Diluted Common Share (1)	$0.15	$0.21
AFFO (1)	$6,464,000	$4,608,000
AFFO per Diluted Common Share (1)	$0.14	$0.11

Weighted Avg. Diluted Common Shares Outstanding	46,845,000	41,989,000

	Six Months Ended March 31,
	2014	2013
Rental Revenue	$27,656,000	$23,048,000
Reimbursement Revenue	$4,351,000	$3,086,000
Lease Termination Income	$-0-	$691,000
Net Operating Income (NOI) (1)	$26,529,000	$22,358,000
Total Expenses	$17,072,000	$13,761,000
Interest and Dividend Income	$1,936,000	$2,128,000
Gain on Sale of Securities Transactions, net	$576,000	$5,913,000
Income from Continuing Operations	$9,047,000	$13,054,000
Income from Discontinued Operations	$-0-	$296,000
Net Income Attributable to Common Shareholders	$4,744,000	$9,047,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.10	$0.22
Core FFO (1)	$13,666,000	$16,259,000
Core FFO per Diluted Common Share (1)	$0.30	$0.39
AFFO (1)	$13,156,000	$9,450,000
AFFO per Diluted Common Share (1)	$0.29	$0.23

Weighted Avg. Diluted Common Shares Outstanding	46,081,000	41,545,000

Second Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 18 of 20

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A summary of significant balance sheet information as of March 31, 2014 and September 30, 2013 is as follows:

	March 31, 2014	September 30, 2013
Net Real Estate Investments	$608,774,000	$536,799,000
Securities Available for Sale at Fair Value	$53,466,000	$45,452,000
Total Assets	$697,525,000	$617,241,000
Mortgage Notes Payable	$286,688,000	$250,093,000
Loans Payable	$47,432,000	$22,200,000
Total Shareholders’ Equity	$352,642,000	$335,915,000

Michael P. Landy, President and CEO, commented on the results for the second quarter of fiscal 2014:

“The recent quarter represented significant progress across multiple fronts:

•	We have entered into agreements to acquire ten new Class A build-to-suit industrial properties, representing approximately 3.1 million square feet, for a total purchase price of approximately $222.3 million. In keeping with our business model, these high quality properties are leased primarily to investment grade tenants pursuant to long-term net leases and strategically situated at major airports, major transportation hubs, and manufacturing plants that are integral to our tenants’ operations. These new properties are expected to generate annualized rental revenue of approximately $15.4 million and will benefit from an average lease term of approximately 11.5 years. Subject to satisfactory due diligence, we anticipate closing these transactions upon completion of construction and occupancy over the next several quarters.
•	We have also entered into agreements to expand seven of our properties by approximately 293,000 square feet pursuant to which we will invest a total of approximately $24 million. Upon completion, the expansions will result in a new ten year lease extension for each of these properties and will result in increased annual rent of approximately $2.4 million.
•	AFFO per diluted share for the current quarter increased 27% as compared to the prior year quarter and increased 26% for the six months ended March 31, 2014 as compared to the six months ended March 31, 2013.
•	Our gross leasable area increased 17% to 10.7 million square feet over the prior year period and is expected to grow to over 14.0 million square feet upon the completion of the above acquisitions and expansions.
•	End of period occupancy increased to 95.4% as compared to 94.7% one year ago. As a result of two previously announced lease expirations subsequent to quarter end, our current occupancy is now 93.5%. Given currently strong market conditions, we anticipate further increased occupancy over the next few quarters.
•	Our average lease maturity increased to 6.8 years compared to 6.1 years a year ago.

We look forward to building on the substantial growth that we have achieved to date by adding high quality properties and tenants to our portfolio while enhancing returns for our shareholders.”

Monmouth Real Estate Investment Corporation will host its Second Quarter 2014 Financial Results Webcast and Conference Call. Senior management will discuss the results, current market conditions and future outlook on Thursday, May 8, 2014 at 10:00 a.m. Eastern Time.

The Company’s second quarter 2014 financial results being released herein will be available on the Company’s website at www.mreic.com in the “Financial Filings” section.

To participate in the Webcast, select the microphone icon in the Webcast section of the Company’s homepage on the Company’s website at www.mreic.com. Interested parties can also participate via conference call by calling toll free 888-317-6016 (domestically) or 412-317-6016 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Thursday, May 8, 2014. It will be available until July 31, 2014, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10042544. A transcript of the call and the webcast replay will be available at the Company’s website, www.mreic.com.

Monmouth Real Estate Investment Corporation, founded in 1968 and one of the oldest public equity REITs in the U.S., specializes in net-leased industrial properties subject to long-term leases primarily to investment grade tenants. The Company is a fully integrated and self-managed real estate company, whose property portfolio consists of eighty industrial properties and one shopping center located in twenty-seven states, containing a total of approximately 10.7 million rentable square feet. In addition, the Company owns a portfolio of REIT securities.

Second Quarter FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 19 of 20

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Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Notes:

(1) Non-US GAAP Information: FFO is defined by the National Association of Real Estate Investment Trusts ("NAREIT") as net income applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate-related depreciation and amortization. We define Core FFO as FFO plus acquisition costs. We define AFFO as Core FFO excluding lease termination income, gains or losses on securities transactions, stock based compensation expense, amortization of deferred financing and deferred leasing costs, recurring capital expenditures and straight-line rent adjustments. We define NOI as recurring rental and reimbursement revenues less real estate and other operating expenses. FFO, Core FFO and AFFO per diluted common share are defined as FFO, Core FFO and AFFO divided by weighted average diluted common shares outstanding. FFO, Core FFO and AFFO per diluted common share, as well as NOI, should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs). FFO, Core FFO and AFFO per diluted common share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis. The items excluded from FFO, Core FFO and AFFO per diluted common share are significant components in understanding the Company’s financial performance.

FFO, Core FFO and AFFO per diluted common share (A) do not represent cash flow from operations as defined by accounting principles generally accepted in the United States of America; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity. FFO, Core FFO and AFFO per diluted common share, as well as NOI, as calculated by the Company, may not be comparable to similarly titled measures reported by other REITs.

The Company’s FFO and Core FFO for the three and six months ended March 31, 2014 and 2013 are calculated as follows:

	Three Months Ended		Six Months Ended
	03/31/2014	03/31/2013	03/31/2014	03/31/2013
Net Income Attributable to Common Shareholders	$2,606,000	$5,492,000	$4,744,000	$9,047,000
Depreciation Expense (including Discontinued Operations)	3,975,000	3,268,000	7,788,000	6,402,000
Amortization of Intangible Assets	338,000	385,000	671,000	770,000
Gain on Sale of Investment Property	-0-	(346,000)	-0-	(346,000)
FFO Attributable to Common Shareholders	6,919,000	8,799,000	13,203,000	15,873,000
Acquisition Costs	-0-	-0-	463,000	386,000
Core FFO Attributable to Common Shareholders	$6,919,000	$8,799,000	$13,666,000	$16,259,000

The Company’s Core FFO, excluding the net Gain on Securities Transactions for the three and six months ended March 31, 2014 and 2013 are calculated as follows:

	Three Months Ended		Six Months Ended
	03/31/2014	03/31/2013	03/31/2014	03/31/2013
Core FFO Attributable to Common Shareholders	$6,919,000	$8,799,000	$13,666,000	$16,259,000
Less: Gain on Sale of Securities Transactions, net	425,000	3,802,000	576,000	5,913,000
Core FFO, excluding net Gain on Sale of Securities Transactions Attributable to Common Shareholders	$6,494,000	$4,997,000	$13,090,000	$10,346,000

The following are the Cash Flows provided (used) by Operating, Investing and Financing Activities for the six months ended March 31, 2014 and 2013:

	Six Months Ended
	03/31/2014	03/31/2013

Operating Activities	$17,938,000	$10,670,000
Investing Activities	(87,227,000)	(29,587,000)
Financing Activities	67,587,000	14,397,000

# # # # #

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